UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2008

TESSCO Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-24746	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11126 McCormick Road, Hunt Valley, Maryland 21031

(Address of Principal Executive Offices) (Zip Code)

(410) 229-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Stock Repurchase Agreement with Brightpoint, Inc.

On July 1, 2008, TESSCO Technologies Incorporated (the “Company”) entered into a Stock Repurchase Agreement (the “Stock Repurchase Agreement”) with Brightpoint, Inc. (“Brightpoint”), pursuant to which the Company agreed to purchase all of Brightpoint’s share holdings in the Company (470,000 shares).  The purchase price for the shares was $13.64 per share, and the total consideration paid by the Company to Brightpoint in connection with the stock repurchase was $6,410,800.

The foregoing description of the Stock Repurchase Agreement is qualified in its entirety by reference to the complete terms and conditions of the Stock Repurchase Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 1, 2008, the Company issued a press release announcing its entry into the Stock Repurchase Agreement.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The Board of Directors of the Company (the “Board”) fixed the close of business on June 4, 2008, as the record date for determining the shareholders of the Company entitled to notice of and to vote at the Company’s 2008 Annual Meeting of Shareholders (the “Annual Meeting”).  Information regarding the beneficial ownership of common stock of the Company as of the record date by (i) all shareholders known by the Company to beneficially own more than five percent of the Company’s common stock, (ii) each of the directors and each of the Chief Executive Officer and Chief Financial Officer during fiscal year 2008 and the other three most highly compensated executive officers at fiscal year end 2008 (the “named executive officers”), and (iii) all directors and named executive officers as a group, is set forth in the Company’s Proxy Statement dated June 20, 2008.  The 470,000 shares repurchased by the Company from Brightpoint will not be counted for quorum purposes and will not be voted at the Annual Meeting.

The following table sets forth information regarding the beneficial ownership of common stock of the Company, as of July 1, 2008, immediately following the transactions contemplated by the Stock Repurchase Agreement, by (i) all shareholders known by the Company to beneficially own more than five percent of the Company’s common stock, (ii) each of the directors and each of the Chief Executive Officer and Chief Financial Officer during fiscal year 2008 and the other named executive officers, and (iii) all directors and named executive officers as a group.  Percentage of beneficial ownership is based on 4,836,362 shares of common stock outstanding on July 1, 2008, immediately following the consummation of the transactions contemplated by the Stock Repurchase Agreement.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class

Directors and Named Executive Officers:
Robert B. Barnhill, Jr. (2)	1,384,036	27.8%
Jay G. Baitler	2,000	*
John D. Beletic	41,049	*
Benn R. Konsynski, Ph.D.	71,268	1.5%
Daniel Okrent	23,224	*
Dennis J. Shaughnessy	29,693	*
Morton F. Zifferer, Jr.	43,550	*
Gerald T. Garland	30,503	*
Douglas A. Rein	22,810	*
Said Tofighi	13,280	*
David M. Young	25,261	*

All Directors and Named Executive Officers as a group (11 persons) (3)	1,686,674	33.9%

Principal Shareholders:
Discovery Group L.P. (4)	635,399	13.1%
Renaissance Technologies (5)	334,400	6.9%

* Less than 1% of the outstanding common stock.

(1)

Unless otherwise noted, each person exercises sole (or shares with a spouse or other immediate family member) voting and dispositive power as to the shares reported. Persons are deemed to beneficially own shares which they have the right to acquire beneficial ownership of within 60 days. Shares subject to options exercisable within 60 days of July 1, 2008 are deemed outstanding for computing the percentage of the outstanding shares held by the person holding such options, but not for computing the percentage of shares held by any other person.

(2)

Includes 250,000 shares held by Mr. Barnhill’s spouse and children; 135,000 shares subject to currently exercisable stock options; and 15,000 shares held by a private charitable foundation of which Mr. Barnhill and his spouse are the sole directors. Mr. Barnhill disclaims beneficial ownership over the shares held by the foundation. Mr. Barnhill’s address is 11126 McCormick Road, Hunt Valley, Maryland 21031.

(3)	Includes 135,000 shares subject to currently exercisable stock options.
(4)

The number of shares beneficially owned was derived from Form 4 filed by Discovery Group I, LLC on July 3, 2008. Discovery’s address is 191 North Wacker Drive, Suite 1685, Chicago, Illinois 60606. The percent of class ownership was calculated based on the updated number of shares outstanding.

(5)

The number of shares beneficially owned was derived from Form 13F filed by Renaissance Technologies, LLC on May 15, 2008. Renaissance’s address is 800 Third Avenue, 33rd Floor, New York, NY 10022. The percent of class ownership was calculated based on the updated number of shares outstanding.

Amendment to Credit Agreement

On June 30, 2008, the Company, certain of the Company’s Subsidiaries, SunTrust Bank and Wachovia Bank, National Association entered into a First Modification Agreement (the “First Modification Agreement”) that amended the Company’s Credit Agreement for its existing $50 million unsecured revolving credit facility (the “Credit Agreement”).  The First Modification Agreement amended a negative covenant in the Credit Agreement by increasing the amount of stock permitted to be repurchased by the Company from $10 million to $15 million during the term of the credit facility.  The foregoing description of the First Modification Agreement is qualified in its entirety by reference to the complete terms and conditions of the First

Modification Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description of Exhibits
10.1	Stock Repurchase Agreement, dated as of July 1, 2008, between TESSCO Technologies Incorporated and Brightpoint, Inc.

10.2

First Modification Agreement, made effective as of June 30, 2008, to Credit Agreement dated as of May 31, 2007, by and among the Registrant and its primary operating subsidiaries as borrowers, and SunTrust Bank and Wachovia Bank, National Association, as lenders.

99.1	Press Release of TESSCO Technologies Incorporated dated July 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ David M. Young
David M. Young
Senior Vice President and Chief Financial Officer

Dated: July 7, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
10.1	Stock Repurchase Agreement, dated as of July 1, 2008, between TESSCO Technologies Incorporated and Brightpoint, Inc.

10.2

First Modification Agreement, made effective as of June 30, 2008, to Credit Agreement dated as of May 31, 2007, by and among the Registrant and its primary operating subsidiaries as borrowers, and SunTrust Bank and Wachovia Bank, National Association, as lenders.

99.1	Press Release of TESSCO Technologies Incorporated dated July 1, 2008.